SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 17, 2000


                            FFD FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)




            OHIO                     000-27916                  34-1921148
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(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
     of incorporation)




                   321 North Wooster Avenue, Dover, Ohio 44622
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:        (330) 364-7777
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Item 5.           Other Events.

         On October 17, 2000, Enos L. Loader was elected to serve as Chairman of the Boards of FFD Financial Corporation ("FFD") and its wholly-owned subsidiary, First Federal Savings Bank of Dover ("First Federal"). The directors of FFD and First Federal have also named Trent B. Troyer to serve as President and Chief Executive Officer of those institutions. Mr. Troyer succeeds Robert R. Gerber who was named Chief Financial Officer of FFD and First Federal. Mr. Gerber has resigned from the boards of directors of both FFD and First Federal


         The press release issued by FFD on October 18, 2000, regarding these management changes is attached as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.

                  (a) and (b).  Not applicable.
                  (c)      Exhibits.

                           (99)     Press release dated October 18, 2000




























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                           SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FFD FINANCIAL CORPORATION



                                     By:  /s/ Trent B. Troyer
                                          ------------------------------
                                          Trent B. Troyer, President


Date:  October 19, 2000




































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